                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                              Neoprobe Corporation
        ----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule -11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     5)   Total fee paid:

          ---------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ---------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     3)   Filing Party:

          ---------------------------------------------------------------------

     4)   Date Filed:
          ---------------------------------------------------------------------

                       2004 ANNUAL MEETING OF STOCKHOLDERS

                                                                   June __, 2004

Dear Stockholder:

      You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Neoprobe Corporation which will be held at 8:30 a.m., Eastern Daylight Time, on July 27, 2004, at the Embassy Suites Hotel, 5100 Upper Metro Place, Dublin, Ohio 43017 (phone: 614.790.9000). The matters on the meeting agenda are described in the Notice of 2004 Annual Meeting of Stockholders and proxy statement which accompany this letter.

      We hope you will be able to attend the meeting, but whatever your plans, we ask that you please complete, execute, and date the enclosed proxy card and return it in the envelope provided so that your shares will be represented at the meeting.

                                        Very truly yours,

                                        David C. Bupp
                                        Chief Executive Officer and President

                              NEOPROBE CORPORATION
                        425 METRO PLACE NORTH, SUITE 300
                               DUBLIN, OHIO 43017

                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF
NEOPROBE CORPORATION:

      The Annual Meeting of the Stockholders of Neoprobe Corporation, a Delaware corporation (the "Company"), will be held at the Embassy Suites Hotel, 5100 Upper Metro Place, Dublin, Ohio 43017 (phone: 614.790.9000), on July 27, 2004, at 8:30 a.m., Eastern Daylight Time, for the following purposes:

      1. To elect three directors, to serve for a term of three years or until their successors are duly elected and qualified;

      2. To increase the authorized number of shares of the Company from 80,000,000 to 105,000,000, consisting of 100,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of preferred stock, $.001 par value.

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on June 1, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder at the Annual Meeting and for a period of 10 days before the Annual Meeting at the executive offices of the Company.

      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED OR TAKE ADVANTAGE OF VOTING YOUR PROXY ONLINE.

                                        By Order of the Board of Directors

                                        David C. Bupp
                                        Chief Executive Officer and President

Dublin, Ohio
June __, 2004

                              NEOPROBE CORPORATION

                       2004 ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 27, 2004

                                 PROXY STATEMENT

                               DATED JUNE __, 2004

                               GENERAL INFORMATION

      Solicitation. This proxy statement is furnished to the stockholders of Neoprobe Corporation, a Delaware corporation, in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Company's 2004 Annual Meeting of Stockholders to be held on July 27, 2004, and any adjournment thereof. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about June _, 2004.

      Company Address. The mailing address of our principal executive offices is 425 Metro Place North, Suite 300, Dublin, Ohio 43017.

      Voting Rights. Stockholders of record at the close of business on June 1, 2004, are entitled to notice of and to vote at the Annual Meeting. As of that date, there were [_________] shares of common stock of the Company, par value $.001 per share, outstanding. Each holder of common stock of record on June 1, 2004, is entitled to one vote per share held with respect to all matters which may be brought before the Annual Meeting.

      Authorization. The shares represented by the accompanying proxy will be voted as directed if the proxy is properly completed, signed, and received by us. If no directions are made to the contrary, your proxy will be voted FOR each of the proposals set forth in the Notice of Annual Meeting of Stockholders. The proxy will also be voted at the discretion of the persons acting under the proxy to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

      Revocation. Any stockholder returning the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to the Company, by duly executing and delivering to the Company a proxy card bearing a later date, or by voting in person at the Annual Meeting.

      Tabulation. Under Section 216 of the Delaware General Corporation Law
(DGCL) and our by-laws, the presence, in person or by proxy, of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by signed proxies that are returned to the Company will be counted toward the quorum in all matters even though they are marked as "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all (see General Information-Authorization). Broker/dealers, who hold their customers' shares in street name, may, under the applicable rules of the exchanges and other self-regulatory organizations of which such broker/dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such shares on other matters without specific instructions from the customer who owns such shares. Proxies signed and submitted by broker/dealers that have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies count toward the establishment of a quorum.

      Under Section 216 of the DGCL and our by-laws, the election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of our common stock at a meeting at which a quorum is present. Proxies that are marked "Withhold Authority" and broker non-votes will not be counted toward a nominee's achievement of a plurality and, thus, will have no effect. Under
Section 242 of the DGCL and our by-laws, the amendment to our Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the shares of our outstanding common stock. For purposes of determining the number of shares of our common stock voting on the amendment to our Restated Certificate of Incorporation, abstentions will be counted and will have the effect of a negative vote; broker non-votes will be counted and thus will have the effect of a negative vote.

                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

      We presently have six directors on our Board of Directors, comprised of three directors in a one class, two directors in a second class and three directors in a third class, with terms expiring at the Annual Meeting in 2004, 2005 and 2006, respectively. At the Annual Meeting, the nominees to the Board of Directors receiving the highest number of votes will be elected as directors to terms of three years expiring in 2007.

      Reuven Avital, David C. Bupp and Julius R. Krevans, M.D. are currently directors of the Company and are being nominated by our Board of Directors for re-election as directors, to serve for terms of three years.

      It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Avital and Bupp, and Dr. Krevans. We have no reason to believe that any nominee will not stand for election or serve as a director. In the event that a nominee fails to stand for election, the proxies will be voted for the election of another person designated by the persons named in the proxy. See General Information-Tabulation.

THE BOARD OF DIRECTORS HAS NOMINATED THE FOLLOWING PERSONS TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE 2007 ANNUAL MEETING:

REUVEN AVITAL, age 52, has served as a director of our Company since January 2002. Mr. Avital is a partner and general manager of Ma'Aragim Enterprises Ltd., an investment company in Israel, through which he is a member of the board of Neoprobe as well as a number of privately-held Israeli companies, three of them in the medical device field. Mr. Avital was a board member of Cardiosonix, Ltd. from April 2001 through December 31, 2001, when we acquired the company. Previously, Mr. Avital served in the Israeli government in a variety of middle and senior management positions. He is also chairman or board member in several not-for-profit organizations, mainly involved in education for the under-privileged and international peace-building. Mr. Avital has B.A. degrees in The History of the Middle East and International Relations from the Hebrew University of Jerusalem, and a M.P.A. from the Kennedy School of Government at Harvard University.

DAVID C. BUPP, age 54, has served as President and a director of our Company since August 1992 and as Chief Executive Officer since February 1998. From August 1992 to May 1993, Mr. Bupp served as our Treasurer. In addition to the foregoing positions, from December 1991 to August 1992, he was Acting President, Executive Vice President, Chief Operating Officer and Treasurer, and from December 1989 to December 1991, he was Vice President, Finance and Chief Financial Officer. From 1982 to December 1989, Mr. Bupp was Senior Vice President, Regional Manager for AmeriTrust Company National Association, a nationally chartered bank holding company, where he was in charge of commercial banking operations throughout Central Ohio. Mr. Bupp has a B.A. degree in Economics from Ohio Wesleyan University. Mr. Bupp completed a course of study at Stonier Graduate School of Banking at Rutgers University.

JULIUS R. KREVANS, M.D., age 80, has served as a director of our Company since May 1994 and as Chairman of the Board of Directors of our Company since February 1999. Dr. Krevans served as Chancellor of the University of California, San Francisco from July 1982 until May 1993. Prior to his appointment as Chancellor, Dr. Krevans served as a Professor of Medicine and Dean of the School of Medicine at the University of California, San Francisco from 1971 to 1982. Dr. Krevans is a member of the Institute of Medicine, National Academy of Sciences, and led its committee for the National Research Agenda on Aging until 1991. Dr. Krevans also serves on the Board of

Directors and the compensation committee of the Board of Directors of Calypte Biomedical Corporation (Calypte), a publicly held corporation. Dr. Krevans has a B.S. degree and a M.D. degree, both from New York University.

DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 2005 ANNUAL MEETING:

NANCY E. KATZ, age 45, has served as a director of our Company since January 2001. Ms. Katz currently is an independent health care business consultant. Ms. Katz served as President, Chief Executive Officer and director of Calypte until June 2003. Ms. Katz joined Calypte in October 1999 as President, Chief Operating Officer and Chief Financial Officer. Prior to joining Calypte, Ms. Katz served as President of Zila Pharm Inc. From 1997 to 1998, Ms. Katz served as Vice President of Sales & Marketing of LifeScan (the diabetes testing division of Johnson & Johnson) and Vice President of U.S. Marketing, directing LifeScan's marketing and customer call center departments from 1995 to 1997. During her seven-year career at Schering-Plough Healthcare Products from 1987 to 1994, she held numerous positions including Senior Director & General Manager, Marketing Director for Footcare New Products, and Product Director of OTC New Products. Ms. Katz also held various product management positions at American Home Products from 1981 to 1987. Ms. Katz received her B.A. in Business Administration from the University of South Florida.

FRED B. MILLER, age 65, has served as a director of our Company since January 2002. Mr. Miller serves as Chairman of the Audit Committee, and the Board of Directors has determined that he (i) meets the requirements of a "financial expert" as set forth in Section 401(e) of Regulation S-B promulgated by the SEC, and (ii) is independent as independence is defined in NASD Rule 4200(a)(15) and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended. Mr. Miller is the President and Chief Operating Officer of Seicon, Limited, a privately held company that specializes in developing, applying and licensing technology to reduce seismic and mechanically induced vibration. Mr. Miller also serves on the boards of two other privately-held companies. Until his retirement in 1995, Mr. Miller had been with Price Waterhouse LLP since 1962. Mr. Miller is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants (AICPA), a past member of the Council of the AICPA and a member and past president of the Ohio Society of Certified Public Accountants. He also has served on the boards or advisory committees of several universities and not-for-profit organizations. Mr. Miller has a B.S. degree in Accounting from the Ohio State University.

DIRECTOR WHOSE TERM CONTINUES UNTIL THE 2006 ANNUAL MEETING:

J. FRANK WHITLEY, JR., age 62, has served as a director of our Company since May 1994. Mr. Whitley was Director of Mergers, Acquisitions and Licensing at The Dow Chemical Company (Dow), a multinational chemical company, from June 1993 until his retirement in June 1997. After joining Dow in 1965, Mr. Whitley served in a variety of marketing, financial, and business management functions. Mr. Whitley has a B.S. degree in Mathematics from Lamar State College of Technology.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS
                             AND EXECUTIVE OFFICERS

BOARD OF DIRECTORS MEETINGS

      Our Board of Directors held a total of twelve meetings in fiscal 2003 and each of the directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and committees (if any) on which he or she served.

INDEPENDENCE

      Our Board has adopted the definition of "independence" as described under the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") Section 301, Rule 10A-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and Nasdaq Rules 4200 and 4350. Our Board of Directors has determined that Messrs. Avital, Miller and Whitley, Dr. Krevans and Ms. Katz meet the independence requirements.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

      We did not pay directors for participation in board or committee meetings in 2003. We reimbursed non-employee directors for travel expenses for meetings attended during fiscal 2003. In addition, each non-employee director received 20,000 options to purchase common stock as a part of our annual stock incentive grants. Options granted to purchase common stock vest on an annual basis over a three-year period and have an exercise price equal to not less than the closing market price of common stock at the date of grant.

      Directors who are also officers or employees of our Company do not receive any compensation for their services as directors.

COMMITTEES

      We have a standing Audit Committee and a standing Compensation Committee. We do not have a standing committee whose functions include nominating directors. Nominations for directors are considered by the entire Board. Our directors take a critical role in guiding our strategic direction and oversee the management of our Company. Board candidates are considered based on various criteria, such as their broad based business and professional skills and experiences, a global business and social perspective, concern for long term interests of stockholders, and personal integrity and judgment. In addition, directors must have available time to devote to Board activities and to enhance their knowledge of the industry.

      Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors.

            Our Board will consider the recommendations of stockholders regarding potential director candidates. In order for stockholder recommendations regarding possible director candidates to be considered by our
Board:

      - such recommendations must be provided to the Board c/o Brent L. Larson, Neoprobe Corporation, 425 Metro Place North, Suite 300, Dublin, Ohio 43017, in writing at least 120 days prior to the date of the next scheduled annual meeting;

      - the nominating shareholder must meet the eligibility requirements to submit a valid stockholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934, as amended;

      - the stockholder must describe the qualifications, attributes, skills or other qualities of the recommended director candidate; and

      -     the stockholder must follow the procedures set forth in Article III,
            Section 2 of our By-Laws.

AUDIT COMMITTEE

      The Audit Committee of the Board of Directors selects our independent public accountants with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles that we use in financial reporting, internal financial auditing procedures and the adequacy of our internal control procedures. The members of our Audit Committee are: Fred B. Miller (Chairman), Reuven Avital, Nancy E. Katz, Julius R. Krevans, M.D., and
J. Frank Whitley, each of whom is an independent director.The Board of Directors has determined that Fred B. Miller meets the requirements of an "audit committee financial expert" as set forth in Section 401(e) of Regulation S-B promulgated by the SEC. The Audit Committee held six meetings in fiscal 2003.

COMPENSATION COMMITTEE

      The Compensation Committee establishes the compensation of all our employees and consultants, administers and interprets our 2002 Stock
Incentive Plan, Amended and Restated Stock Option Plan, Restricted Stock Purchase Plan and the 1996 Stock Incentive Plan, and takes any action that is permitted to be taken by a committee of the Board of Directors under the terms of such plans, including the granting of options. The members of the Compensation Committee are Nancy E. Katz and Julius R. Krevans, each of whom is an independent director. The Compensation Committee held two meetings in fiscal 2003.

EXECUTIVE OFFICERS

      In addition to Mr. Bupp, the following individuals are executive officers of our Company and serve in the position(s) indicated below:

       NAME              AGE                  POSITION
       ----              ---                  --------
Carl M. Bosch            47    Vice President, Research and Development

Rodger A. Brown          53    Vice President, Regulatory Affairs
                               and Quality Assurance

Brent L. Larson          41    Vice President, Finance; Chief Financial Officer;
                               Treasurer and Secretary

Richard N. Linder, Jr.   52    Vice President, Sales and Marketing

CARL M. BOSCH has served as Vice President, Research and Development of our Company since March 2000. Prior to that, Mr. Bosch served as our Director, Instrument Development from May 1998 to March 2000. Before joining our Company, Mr. Bosch was employed by GE Medical Systems from 1994 to 1998 where he served as Manager, Nuclear Programs. From 1977 to 1994, Mr. Bosch was employed by GE Aerospace in several engineering and management functions. Mr. Bosch has a B.S. degree in Electrical Engineering from Lehigh University and a M.S. degree in Systems Engineering from the University of Pennsylvania.

RODGER A. BROWN has served as Vice President, Regulatory Affairs and Quality Assurance of our Company since November 2000. From July 1998 through November 2000, Mr. Brown served as our Director, Regulatory Affairs and Quality Assurance. Prior to joining our Company, Mr. Brown served as Director of Operations for Biocore Medical Technologies, Inc. from April 1997 to April 1998. From 1981 through 1996, Mr. Brown served as Director, Regulatory Affairs/Quality Assurance for E for M Corporation, a subsidiary of Marquette Electronics, Inc.

BRENT L. LARSON has served as Vice President, Finance and Chief Financial Officer of our Company since February 1999. Prior to that, he served as our Vice President, Finance from July 1998 to January 1999 and as Controller from July 1996 to June 1998. Before joining our Company, Mr. Larson was employed by Price Waterhouse LLP. Mr. Larson has a B.B.A. degree in Accounting from Iowa State University of Science and Technology and is a Certified Public Accountant.

RICHARD N. LINDER, JR. has served as Vice President, Sales and Marketing of our Company since November 2003. Before joining our Company, Mr. Linder was employed by XLTEK, Ltd. where he served as Vice President of Sales, Worldwide. From 1999 to 2002, Mr. Linder was employed by Digirad Corporation as Eastern Region Sales Director. From 1997 to 1999, Mr. Linder was employed by Chiron Diagnostics/Bayer Diagnostics in various marketing and sales management functions. Mr. Linder was also employed by i-Stat Corporation from 1991 to 1997 as South Central Regional Sales Director and held various sales positions with other medical device companies from 1978 to 1991. Mr. Linder has a B.S. degree in Education with endorsements in Biology and Chemistry from Memphis State University.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS AND RELATED STOCKHOLDER MATTERS

      The following table sets forth, as of May 15, 2004, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than 5 percent of our outstanding shares of common stock, (ii) each director or nominee for director of our Company, (iii) each of the Named Executives (see "Executive Compensation
- Summary Compensation Table"), and (iv) our directors and executive officers as a group.

                                                        NUMBER OF
                                                  SHARES BENEFICIALLY         PERCENT
        BENEFICIAL OWNER                                OWNED(*)            OF CLASS(**)
        ----------------                                --------            ------------
Reuven Avital                                         2,808,457(a)             4.8%
Carl M. Bosch                                           255,286(b)                (l)
Rodger A. Brown                                         171,168(c)                (l)
David C. Bupp                                         1,710,018(d)             2.8%
Nancy E. Katz                                            53,334(e)                (l)
Julius R. Krevans                                       197,001(f)                (l)
Brent L. Larson                                         348,324(g)                (l)
Fred B. Miller                                           24,334(h)                (l)
J. Frank Whitley, Jr.                                   114,334(i)                (l)
All directors and officers as a group                 5,682,256(j)             9.3%
(9 persons)

Dan Purjes, et al.                                    3,913,044(k)             6.6%

(*) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, voting and investment power are exercised solely by the person named above or shared with members of such person's household.

(**) Percent of class is calculated on the basis of the number of shares outstanding on May 15, 2004, plus the number of shares the person has the right to acquire within 60 days of May 15, 2004.

(a) This amount consists of 2,785,123 shares of our common stock owned by N. Assia Trusteeship Ltd, Trustee for Ma'Aragim Enterprises Ltd., an investment fund under the management and control of Mr. Avital, and 23,334 shares issuable upon exercise of options which are exercisable within 60 days but does not include 61,666 shares issuable upon exercise of options which are not exercisable within 60 days. Of the shares held by N. Assia Trusteeship Ltd., 2,286,712 were acquired by Ma'Aragim in exchange for surrendering its shares in Cardiosonix Ltd. on December 31, 2001, in connection with our acquisition of Cardiosonix and 498,411 were acquired by Ma'Aragim based on the satisfaction of certain developmental milestones on December 30, 2002, associated with our acquisition of Cardiosonix.

(b) This amount includes 176,668 shares issuable upon exercise of options which are exercisable within 60 days and 38,618 shares in Mr. Bosch's account in the 401(k) Plan, but does not include 133,332 shares issuable upon exercise of options which are not exercisable within 60 days. Mr. Bosch is one of three trustees of the 401(k) Plan and may, as such, share investment power over common stock held in such plan. The 401(k) Plan holds an aggregate total of 274,648 shares of common stock. Mr. Bosch disclaims any beneficial ownership of shares held by the 401(k) Plan that are not allocated to his personal account.

(c) This amount includes 171,168 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 133,332 shares issuable upon exercise of options which are not exercisable within 60 days.

(d) This amount includes 586,668 shares issuable upon exercise of options which are exercisable within 60 days, 750,000 warrants which are exercisable within 60 days, and 56,850 shares in Mr. Bupp's account in the 401(k) Plan, but it does not include 423,332 shares issuable upon exercise of options which are not exercisable within 60 days. Mr. Bupp is one of three trustees of the 401(k) Plan and may, as such, share investment power over common stock held in such plan. The 401(k) Plan holds an aggregate total of 274,648 shares of common stock. Mr. Bupp disclaims any beneficial ownership of shares held by the 401(k) Plan that are not allocated to his personal account.

(e) This amount includes 53,334 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 61,666 shares issuable upon the exercise of options which are not exercisable within 60 days.

(f) This amount includes 195,001 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 104,999 shares issuable upon exercise of options which are not exercisable within 60 days.

(g) This amount includes 233,868 shares issuable upon exercise of options which are exercisable within 60 days and 38,956 shares in Mr. Larson's account in the 401(k) Plan, but it does not include 133,332 shares issuable upon exercise of options which are not exercisable within 60 days. Mr. Larson is one of three trustees of the 401(k) Plan and may, as such, share investment power over common stock held in such plan. The 401(k) Plan holds an aggregate total of 274,648 shares of common stock. Mr. Larson disclaims any beneficial ownership of shares held by the 401(k) Plan that are not allocated to his personal account.

(h) This amount includes 23,334 shares issuable upon exercise of options which are exercisable within 60 days and 1,000 shares held by Mr. Miller's wife for which he disclaims beneficial ownership, but does not include 101,666 shares issuable upon the exercise of options which are not exercisable within 60 days.

(i) This amount includes 113,334 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 61,666 shares issuable upon exercise of options which are not exercisable within 60 days.

(j) This amount includes 1,576,709 shares issuable upon exercise of options which are exercisable within 60 days and 134,424 shares held in the 401(k) Plan, but it does not include 1,214,991 shares issuable upon the exercise of options which are not exercisable within 60 days. Certain executive officers of our Company are the trustees of the 401(k) Plan and may, as such, share investment power over common stock held in such plan. Each trustee disclaims any beneficial ownership of shares held by the 401(k) Plan that are not allocated to his personal account. The 401(k) Plan holds an aggregate total of 274,648 shares of common stock.

(k) This amount consists of 434,783 shares owned by MFW Associates, 217,391 warrants held by MFW associates which are exercisable within 60 days, 869,565 shares owned collectively by Dan & Edna Purjes, 434,783 warrants held collectively by Dan & Edna Purjes which are exercisable within 60 days, 217,391 shares owned by Y Securities Management, Ltd., 108,696 warrants held by Y Securities Management, Ltd. which are exercisable within 60 days, 217,391 shares owned by the Purjes Foundation, 108,696 warrants held by the Purjes Foundation which are exercisable within 60 days, 869,565 shares owned by Dan Purjes IRA and 434,783 warrants held by Dan Purjes IRA which are exercisable within 60 days (collectively, Dan Purjes, et al.). Although these shares have not been so reported under SEC Regulation 13D, management believes they are under common management based on the best information available to us from our transfer agent as of the date of this filing and has therefore grouped them for purposes of reporting our beneficial ownership.

(l)  Less than one percent.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth certain information concerning the annual and long-term compensation of our Chief Executive Officer and our other four highest paid executive officers having annual compensation in excess of $100,000 during the last fiscal year (the Named Executives) for the last three fiscal years.

                                                                              LONG TERM
                                                                         COMPENSATION AWARDS
                                                                         -------------------
                                                                       RESTRICTED   SECURITIES
                                            ANNUAL COMPENSATION          STOCK      UNDERLYING
                                            -------------------          AWARDS       OPTIONS          ALL OTHER
    NAME AND PRINCIPAL POSITION          YEAR     SALARY      BONUS        ($)           (#)         COMPENSATION
    ---------------------------          ----     ------      -----        ---           ---         ------------
Carl M. Bosch                            2003    $135,125    $     --      --          70,000         $ 6,573(a)
   Vice President,                       2002     129,375          --      --          50,000           3,093(a)
   Research and Development              2001     129,375      25,250      --          45,000           3,081(a)

Rodger A. Brown                          2003    $125,316    $     --      --          70,000         $    --
   Vice President, Regulatory Affairs/   2002     105,417          --      --          50,000              --
   Quality Assurance                     2001      99,875      19,000      --          45,000              --

David C. Bupp                            2003    $222,167    $ 32,500      --         170,000         $31,090(b)
   President and                         2002     297,083          --      --         180,000           5,738(b)
   Chief Executive Officer               2001     310,000      46,500      --         180,000           5,161(b)

Brent L. Larson                          2003    $135,125    $     --      --          70,000         $11,733(c)
   Vice President, Finance and           2002     129,375          --      --          50,000           2,993(c)
   Chief Financial Officer               2001     131,250      20,250      --          60,000           3,400(c)

Dan Manor                                2003    $145,000    $     --      --          40,000         $15,443(e)
   President and Chief Executive         2002     145,000          --      --          50,000          14,248(e)
   Officer, Cardiosonix Ltd.(d)          2001          --          --      --              --              --

------------------

(a) Amounts represent solely matching contribution under the Neoprobe Corporation 401(k) Plan (the Plan), except for 2003, which includes $3,870 related to the vesting of restricted stock. Eligible employees may make voluntary contributions and we may, but are not obligated to, make matching contributions based on 40 percent of the employee's contribution, up to five percent of the employee's salary. Employee contributions are invested in mutual funds administered by an independent plan administrator. Company contributions, if any, are made in the form of shares of common stock. The Plan is intended to qualify under section 401 of the Internal Revenue Code, which provides that employee and company contributions and income earned on contributions are not taxable to the employee until withdrawn from the Plan, and that we may deduct our contributions when made.

(b) Amounts represent matching contribution under the Plan, except for 2003, which includes $27,090 related to the vesting of restricted stock and social luncheon club dues.

(c) Amounts represent solely matching contribution under the Plan, except for 2003, which includes $9,030 related to the vesting of restricted stock.

(d) Mr. Manor began his employment with our company on January 1, 2002, in connection with our acquisition of Cardiosonix Ltd. (formerly Biosonix Ltd.) and ended his employment on December 31, 2003.

(e) Amounts represent reimbursements for a company car leased for Mr. Manor's use.

OPTION GRANTS IN LAST FISCAL YEAR

      The following table presents certain information concerning stock options granted to the Named Executives under the 2002 Stock Incentive Plan during the 2003 fiscal year.

                                INDIVIDUAL GRANTS

                                         PERCENT OF
                                           TOTAL
                       NUMBER OF           OPTIONS
                      SECURITIES           GRANTED
                      UNDERLYING         TO EMPLOYEES      EXERCISE
                        OPTIONS               IN             PRICE       EXPIRATION
     NAME          GRANTED (SHARES)      FISCAL YEAR       PER SHARE       DATE(d)
     ----          ---------------       -----------       ---------       ----
Carl M. Bosch          40,000(a)             3.9%          $ 0.14(b)       1/15/13

                       30,000(a)             2.9%          $ 0.13(c)       2/15/13

Rodger A. Brown        40,000(a)             3.9%          $ 0.14(b)       1/15/13

                       30,000(a)             2.9%          $ 0.13(c)       2/15/13

David C. Bupp         100,000(a)             9.7%          $ 0.14(b)       1/15/13

                       70,000(a)             6.8%          $ 0.13(c)       2/15/13

Brent L. Larson        40,000(a)             3.9%          $ 0.14(b)       1/15/13

                       30,000(a)             2.9%          $ 0.13(c)       2/15/13

Dan Manor              40,000(a)             3.9%          $ 0.14(b)       1/15/13

(a) Vests as to one-third of these shares on each of the first three anniversaries of the date of grant.

(b) The per share weighted average fair value of these stock options during 2003 was $0.12 on the date of grant using the Black-Scholes option pricing model with the following assumptions: an expected life of 4 years, an average risk-free interest rate of 2.7%, volatility of 146% and no expected dividend rate.

(c) The per share weighted average fair value of these stock options during 2003 was $0.11 on the date of grant using the Black-Scholes option pricing model with the following assumptions: an expected life of 4 years, an average risk-free interest rate of 2.5%, volatility of 146% and no expected dividend rate.

(d) The options terminate on the earlier of the expiration date, nine months after death or disability, 90 days after termination of employment without cause or by resignation or immediately upon termination of employment for cause.

FISCAL YEAR-END OPTION NUMBERS AND VALUES

      The following table sets forth certain information concerning the number and value of unexercised options held by the Named Executives at the end of the last fiscal year (December 31, 2003). There were no stock options exercised by the Named Executives during the fiscal year ended December 31, 2003.

                                    NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                   UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                                OPTIONS AT FISCAL YEAR-END:           AT FISCAL YEAR-END:
     NAME                        EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE (1)
     ----                        -------------------------        -----------------------------
Carl M. Bosch                      121,667     /      118,333              $0 / $12,200

Rodger A. Brown                    116,167     /      118,333              $0 / $12,200

David C. Bupp                      410,000     /      450,000              $0 / $12,200

Brent L. Larson                    173,867     /      123,333              $0 / $29,600

Dan Manor                           16,667     /       33,333              $0 / $ 6,800

(1) Represents the total gain which would be realized if all in-the-money options held at year end were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the per share fair market value at year end of $0.31. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth additional information as of December 31, 2003, concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to our stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

                                                                                         NUMBER OF
                                                                                        SECURITIES
                                                                                         REMAINING
                                           NUMBER OF                                   AVAILABLE FOR
                                       SECURITIES TO BE                               ISSUANCE UNDER
                                          ISSUED UPON                                     EQUITY
                                          EXERCISE OF        WEIGHTED-AVERAGE          COMPENSATION
                                          OUTSTANDING        EXERCISE PRICE OF       PLANS (EXCLUDING
                                       OPTIONS, WARRANTS   OUTSTANDING OPTIONS,    SECURITIES REFLECTED
                                          AND RIGHTS        WARRANTS AND RIGHTS       IN COLUMN (a))
                                          ----------        -------------------       --------------
Equity compensation plans approved
by security holders                       2,931,308              $ 0.56                 2,830,283

Equity compensation plans not
approved by security holders                  -                     -                       -
                                          ---------              ------                 ---------

Total                                     2,931,308              $ 0.56                 2,830,283
                                          =========              ======                 =========

EMPLOYMENT AND OTHER COMPENSATION AGREEMENTS

COMPENSATION OF MR. BUPP

      Employment Agreement. David C. Bupp is employed under a thirty-six month employment agreement effective January 1, 2004. The employment agreement provides for an annual base salary of $271,250.

      The Board of Directors will, on an annual basis, review the performance of our company and of Mr. Bupp and will pay a bonus to Mr. Bupp as it deems appropriate, in its discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our company generally. Mr. Bupp was paid a bonus of $32,500 relating to fiscal year 2003.

      If a change in control occurs with respect to our company and the employment of Mr. Bupp is concurrently or subsequently terminated:

   - by our company without cause (cause is defined as any willful breach of a material duty by Mr. Bupp in the course of his employment or willful and continued neglect of his duty as an employee);

   -  the term of Mr. Bupp's employment agreement expires; or

   - Mr. Bupp resigns because his authority, responsibilities or compensation have materially diminished, a material change occurs in his working conditions or we breach the agreement;

      then, Mr. Bupp will be paid a severance payment of $650,000 (less amounts paid as Mr. Bupp's salary and benefits that continue for the remaining term of the agreement if his employment is terminated without cause). If any such termination occurs after the substantial completion of the liquidation of our assets, the severance payment shall be increased by $81,250.

      For purposes of Mr. Bupp's employment agreement, a change in control includes:

   - the acquisition, directly or indirectly, by a person (other than our company or an employee benefit plan established by the Board of Directors) of beneficial ownership of 15 percent or more of our securities with voting power in the next meeting of holders of voting securities to elect the directors;

   - a majority of the directors elected at any meeting of the holders of our voting securities are persons who were not nominated by our then current Board of Directors or an authorized committee thereof;

   - our stockholders approve a merger or consolidation of our company with another person, other than a merger or consolidation in which the holders of our voting securities outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising eighty percent (80%) or more of the voting power for all purposes of the surviving or resulting corporation; or

   - our stockholders approve a transfer of substantially all of our assets to another person other than a transfer to a transferee, eighty percent (80%) or more of the voting power of which is owned or controlled by us or by the holders of our voting securities outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

      Mr. Bupp will be paid a severance amount of $406,250 if his employment is terminated at the end of his employment agreement or without cause and his benefits will continue for the longer of twenty-four months or the full term of the agreement.

      Restricted Stock Agreements. Mr. Bupp holds 100,000, 35,000, 45,000 and 30,000 shares of our common stock that was originally granted as restricted stock grants on March 22, 2000, April 30, 1999, May 20, 1998 and

June 1, 1996, respectively, pursuant to restricted stock purchase agreements of the same dates. The original grants did not allow Mr. Bupp to transfer or sell any of the restricted shares unless and until they vested and contained certain change of control provisions. However, in connection with the February 1, 2003 amendment to Mr. Bupp's previous employment agreement, we vested Mr. Bupp's interest in the shares. We recognized $27,090 in compensation expense related to the vesting of the restricted stock in 2003 which occurred as a result of the execution of a February 1, 2003 amendment to Mr. Bupp's previous employment agreement.

COMPENSATION AGREEMENTS WITH OTHER NAMED EXECUTIVES

Carl M. Bosch

      Employment Agreement. Carl Bosch is employed under a twelve-month employment agreement effective January 1, 2004. The employment agreement provides for an annual base salary of $135,000, we have agreed to review Mr. Bosch's salary by July 1, 2004.

      The Compensation Committee will, on an annual basis, review the performance of our company and of Mr. Bosch and we will pay a bonus to Mr. Bosch as we deem appropriate, in our discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our company generally. No bonus was paid to Mr. Bosch relating to fiscal year 2003. Mr. Bosch was paid $26,000 in salary during 2003 that was deferred under the terms of his previous employment agreement.

      If a change in control occurs with respect to our company and the employment of Mr. Bosch is concurrently or subsequently terminated:

   - without cause (cause is defined as any willful breach of a material duty by Bosch in the course of his employment or willful and continued neglect of his duty as an employee);

   -  the term of Mr. Bosch's employment agreement expires; or

   - Mr. Bosch resigns because his authority, responsibilities or compensation have materially diminished, a material change occurs in his working conditions or we breach the agreement;

      then, Mr. Bosch will be paid a severance payment of $270,000 and will continue his benefits for the longer of twelve months or the remaining term of his employment agreement.

      For purposes of Mr. Bosch's employment agreement, a change in control includes:

   - the acquisition, directly or indirectly, by a person (other than our company or an employee benefit plan established by the Board of Directors) of beneficial ownership of 30 percent or more of our securities with voting power in the next meeting of holders of voting securities to elect the directors;

   - a majority of the directors elected at any meeting of the holders of our voting securities are persons who were not nominated by our then current Board of Directors or an authorized committee thereof;

   - our stockholders approve a merger or consolidation of our company with another person, other than a merger or consolidation in which the holders of our voting securities outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising eighty percent (80%) or more of the voting power for all purposes of the surviving or resulting corporation; or

   - our stockholders approve a transfer of substantially all of the assets of our company to another person other than a transfer to a transferee, eighty percent (80%) or more of the voting power of which is owned or controlled by us or by the holders of our voting securities outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

      Mr. Bosch will be paid a severance amount of $135,000 if his employment is terminated at the end of his employment agreement or without cause, and his benefits will be continued for up to twelve months.

      Restricted Stock Agreement. Mr. Bosch also holds 30,000 shares of our common stock that were originally granted to him as restricted stock on March 22, 2000, pursuant to a restricted stock purchase agreement with our company as of the same date. Under the original terms of the underlying restricted stock purchase agreement, Mr. Bosch could not transfer or sell any of the restricted shares unless and until they vest. However, in connection with the execution of his previous employment agreement that was effective from February 1, 2003 through December 31, 2003 and Mr. Bosch's waiver of amounts previously deferred under an August 1, 2002 amendment to another previous employment agreement, we vested Mr. Bosch's interest in the shares. We recognized $3,870 in compensation expense related to the vesting of the restricted stock in 2003 concurrent with the execution of Mr. Bosch's previous employment agreement.

Rodger A. Brown

      Employment Agreement. Rodger Brown is employed under a twelve-month employment agreement effective January 1, 2004. The employment agreement provides for an annual base salary of $115,000, and we have agreed to review Mr. Brown's salary by July 1, 2004. Mr. Brown was paid $32,733 in salary during 2003 that was deferred under the terms of his previous employment agreements.

      The terms of Mr. Brown's employment agreement are substantially identical to Mr. Bosch's employment agreement except that Mr. Brown would be paid $172,500 if terminated due to a change of control and $115,000 if terminated at the end of his employment or without cause.

      The Compensation Committee will, on an annual basis, review the performance of our company and of Mr. Brown and we will pay a bonus to Mr. Brown as we deem appropriate, in our discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our company generally. No bonus was paid to Mr. Brown relating to fiscal year 2003.

Brent L. Larson

      Employment Agreement. Brent Larson is employed under a twelve-month employment agreement effective January 1, 2004. The employment agreement provides for an annual base salary of $135,000 and we have agreed to review Mr. Larson's salary by July 1, 2004. Mr. Larson was paid $26,000 in salary during 2003 that was deferred under the terms of his previous employment agreement.

      The terms of Mr. Larson's employment agreement are substantially identical to Mr. Bosch's employment agreement. The Compensation Committee will, on an annual basis, review the performance of our company and of Mr. Larson and we will pay a bonus to Mr. Larson as we deem appropriate, in our discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our company generally. No bonus was paid to Mr. Larson relating to fiscal year 2003.

      Restricted Stock Agreement(s). Mr. Larson also holds 40,000, 20,000 and 10,000 shares of our common stock that were originally granted to him as restricted stock granted to him at a price of $0.001 per share on March 22, 2000, April 30, 1999 and October 23, 1998, respectively, pursuant to restricted stock purchase agreements of the same dates. The terms of Mr. Larson's restricted stock purchase agreement are identical to those contained in Mr. Bosch's restricted stock purchase agreement discussed above regarding vesting, forfeiture and rights of ownership. However, in connection with the execution of his previous employment agreement that was effective from February 1, 2003 through December 31, 2003 and Mr. Larson's waiver of amounts previously deferred under an August 1, 2002 amendment to another previous employment agreement, we vested Mr. Larson's interest in the shares. We recognized $9,030 in compensation expense related to the vesting of the restricted stock in 2003 concurrent with the execution of Mr. Larson's previous employment agreement.

Dan Manor

      Dan Manor was employed by our subsidiary, Cardiosonix Ltd., as its President under a two-year employment agreement effective January 1, 2002. The employment agreement provided for a monthly basic salary of $12,083 and automatically renewed for one-year increments unless written notice was given ninety days prior to the end of the then term of the agreement. Dr. Manor will also receive one third of 1% of the Net Revenues (as defined in Dr. Manor's employment agreement) from Cardiosonix products for up to five years from the effective date of the agreement. Cardiosonix also provided Dr. Manor with an automobile allowance, and provided certain statutory benefits under the laws of the State of Israel. Neoprobe and Dr. Manor agreed in September 2003 not to renew his employment agreement following the expiration of its initial term on December 31, 2003; however, the royalty provisions of his agreement survive the end of his employment with Cardiosonix and continue through December 31, 2006.

                  AMENDMENT TO CERTIFICATE OF INCORPORATION TO
                    INCREASE THE NUMBER OF AUTHORIZED SHARES

      Our Certificate of Incorporation currently authorizes us to issue up to 75,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of our preferred stock, $.001 par value.

      Our Board of Directors has adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the authorized number of shares of our common stock from 75,000,000 shares to 100,000,000 shares. Under the amendment, Section 4.1 of Article FOUR of the Amended and Restated Certificate of Incorporation would read:

      4.1 AUTHORIZED SHARES. The total number of shares of capital stock which the Corporation has authority to issue is 105,000,000 shares, consisting of:

      (a) 100,000,000 shares of Common Stock, par value $.001 per share (the Common Stock); and

      (b) 5,000,000 shares of Preferred Stock, par value $.001 per share (the Preferred Stock).

      As of June 1, 2004, of the 75,000,000 shares of common stock presently authorized, [__________]shares were issued and outstanding, [________] shares were reserved for issuance under our stock option plans or related to outstanding warrants and convertible securities, and [________] shares were not reserved for any specific use and were available for future issuances. If our stockholders approve the amendment to our Certificate of Incorporation to increase our authorized shares, we will have [________] shares of common stock that are not reserved for any specific use and are available for future issuances.

      Our Board of Directors believes that the [________] shares of common stock that are not reserved and which are available for issuance do not provide us with sufficient flexibility to act in a timely manner in meeting future stock needs. We anticipate that we may in the future need to issue additional shares in connection with one or more of the following:

      -     acquisitions;

      -     strategic investments;

      -     corporate transactions, such as stock splits or stock dividends;

      - financing transactions, such as public offerings of common stock or convertible securities;

      -     incentive and employee benefit plans; and

      -     otherwise for corporate purposes that have not yet been identified.

      In order to provide our Board of Directors with certainty and flexibility to undertake such transactions to support our future business growth, the Board believes it is in the best interests of our Company at this time to increase the number of authorized shares of our common stock. No such transactions are currently under consideration by the Board.

      If this proposal is adopted, the additional authorized shares of common stock may be issued upon the approval of our Board of Directors at such times, in such amounts, and upon such terms as our Board of Directors may determine, without further approval of the stockholders, unless such approval is expressly required by applicable law, regulatory agencies, or any exchange or quotation service on which our common stock may then be listed. For example, such stockholder approval may be required pursuant to Section 203 of the DGCL for the issuance of shares of common stock in connection with a business combination with an interested stockholder (See the discussion under "Possible Anti-Takeover Effects of the Proposal" at page 16 of this proxy statement). In addition, in the future should our common stock be listed on a national securities exchange or the Nasdaq Stock Market (rather than the Over-The-Counter Bulletin Board where it currently trades), then the approval of our stockholders would be required in certain additional situations, including: (i) in connection with the acquisition of certain stock or assets, including another business, from a director, officer or substantial shareholder, or from an entity in which one of such persons is a substantial stockholder, or from an entity in which one of such persons has a substantial direct or indirect interest, and the stock issuable in such transaction could result in an increase in the number of shares or voting power of the outstanding shares of 5% or more, (ii) in a transaction or a series of transactions (except for a public offering of common stock for cash) that would result in an increase in the number of shares or voting power of the outstanding shares by 20% or more, (iii) where the issuance of common stock would result in a change of control of our Company, or (iv) in connection with a stock option or purchase plan under which stock may be acquired by officers or directors. The ability of our Board of Directors to issue shares from the additional authorized shares will allow the Board, except under the limited circumstances discussed in this paragraph, to perform the functions for which they are currently empowered under our Restated Certificate of Incorporation and by-laws in executing certain transactions, such as acquisitions, investments, or other transactions, pursuant to which such additional authorized shares could be issued without further stockholder approval of the specific transaction.

      Our stockholders do not have preemptive rights with respect to future issuances of additional shares of common stock, which means that current stockholders do not have a prior right to purchase any new issue of common stock of our Company in order to maintain their proportionate ownership interest. As a result, the issuance of a significant amount of additional authorized common stock (other than as the result of a stock split or other pro rata distribution to stockholders) would result in a significant dilution of the beneficial ownership interests and/or voting power of each company stockholder who does not purchase additional shares to maintain his or her pro rata interest. As additional shares are issued, the shares owned by our existing stockholders will represent a smaller percentage ownership interest in our Company. For instance, a stockholder who currently owns 100,000 shares of our common stock has [____%] of our total outstanding shares of common stock. If, however, the proposal is approved and all 25,000,000 of the additional shares of common stock are issued, the stockholder's 100,000 shares then would represent approximately [_____%] of our total outstanding shares of common stock. In addition, the issuance of additional shares of our common stock could result in a decrease in the trading price of our common stock, depending on the price at which such shares are issued.

      If this proposal is not adopted, management believes we will be severely limited in our ability to raise capital. As is discussed more fully in the Risk Factors included in our Annual Report on Form 10-KSB for the year ended December 31, 2003, we believe we will need to raise additional capital in order to complete the development and commercialization of our blood flow product line. If we are unsuccessful in gaining approval for this increase in our authorized shares, and other funding sources are not available to us, we will likely have to make significant modifications to our blood flow commercialization plan and/or severely curtail our operations.

POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSAL

      Our Board of Directors does not intend or view the proposed increase in the number of authorized shares of our common stock as an anti-takeover measure, but rather, as a means of providing greater flexibility to the Board as indicated above. Nevertheless, the proposed increase in the our authorized shares could enable the Board to issue additional shares to render more difficult or discourage an attempt by another person or entity to obtain control of our Company, even if the holders of our common stock deem such acquisition of control of our Company to be in their best interests. The issuance of additional shares of common stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares and thereby could dilute the proportionate interest of a party attempting to gain control of our Company. As of the date of this proxy statement, our Board of Directors and our management are not aware of any attempt or plan to takeover or acquire our Company or our common stock, and the proposal to increase the authorized shares of our common stock was not prompted by any specific takeover or acquisition effort or threat. Other than the amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock, our Board of Directors does not currently contemplate recommending the adoption of any other proposals or amendments to our Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of our Company.

      Our Certificate of Incorporation permits our Board of Directors to issue up to 5,000,000 shares of preferred stock on terms established by our Board from time to time. The Board, within the limitations and restrictions contained in the Certificate of Incorporation and without further action by our stockholders, has the authority to issue the preferred stock from time to time in one or more series and to fix the number of shares and the relative rights, conversion rights, voting rights, rights and terms of redemption, liquidation preferences and any other preferences, special rights and qualifications of any such series. Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of our Company by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control of our Company. As of the date of this proxy statement, our Board of Directors has created one series of preferred stock. 500,000 shares of preferred stock have been designated as Series A Junior Participating Preferred Stock and reserved for issuance under our stockholder rights plan.

      In July 1995 our Board of Directors adopted a stockholder rights plan. The stockholder rights plan provides each stockholder of record one right for each ordinary share of common stock of our Company. The rights are represented by the Company's ordinary common stock certificates, and are not traded separately from ordinary common stock and are not exercisable. The rights will become exercisable only if, unless approved by the Board of Directors, a person acquires or announces a tender offer that would result in ownership of 15% or more of our common stock, at which time, each right would enable the holder to buy shares of our Company's common stock at a discount to the then market price. We may redeem the rights at any time before they become exercisable for $0.01 per right. The stockholder rights plan expires on August 28, 2005. The stockholder rights plan may have the effect of deterring third parties from making takeover bids for control of our Company, or may be used to hinder or delay a takeover bid. This would decrease the chance that our stockholders would realize a premium over market price for their shares of common stock as a result of the takeover bid.

      We are also governed by Section 203 of the Delaware General Corporation Law, which provides that certain "business combinations" between a Delaware corporation whose stock is generally traded or held of record by more than 2,000 stockholders, such as our Company, and an "interested stockholder," which is generally defined as a stockholder who beneficially owns 15% or more of a Delaware corporation's voting stock, are prohibited for a three-year period following the date that such stockholder became an "interested stockholder," unless certain exceptions apply. The term "business combination" is defined generally to include, among other transactions, mergers, tender offers and transactions which increase an "interested stockholder's" percentage ownership of stock in a Delaware corporation.

      Our by-laws establish advance notice procedures for the nomination of candidates for election as directors by stockholders, as well as for other stockholder proposals to be considered at annual meetings. Generally, we must receive a notice of intent to nominate a director or raise any other matter at a stockholder meeting not less than 120 days before the first anniversary of the mailing of our proxy statement for the previous year's annual meeting. The notice must contain required information concerning the person to be nominated or the matters to be brought before the meeting and concerning the stockholder submitting the proposal.

      We are incorporated in Delaware, and as such are subject to Section 203 of the DGCL, which provides that a corporation may not engage in any "business combination" with an "interested stockholder" during the three years after he or she becomes an interested stockholder unless:

      - the corporation's board of directors approved in advance either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

      - the interested stockholder owned at least 85 percent of the corporation's voting stock at the time the transaction commenced; or

      - the business combination is approved by the corporation's board of directors and the affirmative vote of at least two-thirds of the voting stock which is not owned by the interested stockholder.

Generally, a "business combination" includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. An "interested stockholder" is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own 15% or more of a corporation's outstanding voting securities. Section 203 of the DGCL makes it more difficult for an interested stockholder to implement various business combinations with our Company for a three-year period, although our stockholders may vote to exclude it from the law's restrictions.

VOTE REQUIRED

      The affirmative vote of the holders of a majority of the shares of our outstanding common stock is required to adopt this proposal. It will become effective upon the filing of an Amended Certificate of Incorporation with the Secretary of State of Delaware, which we intend to make on July 28, 2004, the day after the completion of the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.

                           CODE OF CONDUCT AND ETHICS

      We have adopted a code of conduct and ethics that applies to our directors, officers and all employees. The code of conduct and ethics will be posted on our website at www.neoprobe.com by the date of the Annual Meeting of Stockholders, or shortly thereafter. Until that time, the code of conduct and ethics may be obtained free of charge by writing to Neoprobe Corporation, Attn:
Chief Financial Officer, 425 Metro Place North, Suite 300, Dublin, Ohio 43017.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      On April 2, 2003, we completed a secured note financing in the aggregate amount of $500,000, which included the participation of our President and CEO, David C. Bupp. Under the terms of Mr. Bupp's bridge loan financing agreement with our Company, Mr. Bupp advanced us $250,000 in exchange for a note, bearing interest at 8.5%, payable monthly, and due on June 30, 2004. In consideration for the loan, we issued Mr. Bupp 375,000 warrants to purchase our common stock at an exercise price of $0.13 per share, expiring in April 2008. On March 8, 2004, the due date of the note to Mr. Bupp was extended form June 20, 2004 to June 30, 2005. In exchange for extending the due date of the note, we issued Mr. Bupp an additional 375,000 warrants to purchase our common stock at an exercise price of $0.50 per share, expiring in March 2009.

               REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee consults with our Chief Financial Officer and other key members of our management and with our independent auditors with regard to the plan of audit; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit and the accompanying management letter, if any; and consults with our Chief Financial Officer and other key members of our management and with our independent auditors with regard to the adequacy of the internal accounting controls. The Board of Directors has previously adopted a written Amended and Restated Audit Committee Charter, which was adopted on April 30, 2004, a copy of which is attached hereto as Appendix A.

      In fulfilling its responsibilities, the Audit Committee selected KPMG LLP as our independent accountants for purposes of auditing our financial statements for 2003. The Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements; discussed with the independent auditors the matters required to be discussed by Codification of Statements on Auditing Standards No. 61; received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1; and discussed with the independent accountants their independence from our Company.

      Based on the reviews and discussions with management and KPMG LLP, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission.

      The Board of Directors evaluated the independence of each member of the Audit Committee. As part of its evaluation, the Board of Directors determined, in the exercise of its business judgment, that Messrs. Avital, Miller and Whitely, Dr. Krevans and Ms. Katz are independent under Rule 4350(d) of the Nasdaq Stock Market Listing Standards and are financially literate each in his/her own capacity.

      Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities under the charter for the period ended December 31, 2003, were met and that our financial reporting and audit processes are functioning effectively.

                                        Submitted by the Audit Committee
                                        of the Board of Directors:

                                        Reuven Avital
                                        Nancy E. Katz
                                        Julius R. Krevans
                                        Fred B. Miller
                                        J. Frank Whitley, Jr.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Act of 1934 requires our officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to us. Based on our review of these reports and written representations from reporting persons, we believe that all reporting persons complied with all filing requirements during the fiscal year ended December 31, 2003, except for one late Form 4 filing for each of Messrs. Linder and Manor.

                             INDEPENDENT ACCOUNTANTS

      KPMG LLP was engaged as the Company's principal accountant on December 7, 1998, and has audited the Company's financial statements for each of the six fiscal years in the period ended December 31, 2003. A representative of KPMG LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of stockholders.

           FEES OF THE INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2003

      AUDIT FEES. The aggregate fees billed for professional services rendered by KPMG LLP, for the audits of our annual consolidated financial statements for the 2003 fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year were $128,900 (including direct engagement expenses). The aggregate fees billed for professional services rendered by KPMG LLP for the audits of our annual consolidated financial statements for the 2002 fiscal year and the reviews of the financial statements included in the our Quarterly Reports on Form 10-QSB for the fiscal year were $110,730 (including direct engagement expenses).

      AUDIT-RELATED FEES. The aggregate fees billed by KPMG LLP for audit-related services rendered for our Company for the 2003 fiscal year were $11,500. The aggregate fees billed by KPMG LLP for audit-related services rendered for our Company and its subsidiaries for the 2002 fiscal year were $15,500. Audit-related fees generally include fees in support of our filing of registration statements with the SEC and similar matters.

      TAX FEES. The aggregate fees billed by KPMG LLP for tax-related services rendered for us for the 2003 fiscal year were $6,525. The aggregate fees billed by KPMG LLP for tax-related services rendered for us and our subsidiaries for the 2002 fiscal year were $8,500. The tax-related services were all in the nature of tax compliance and tax planning.

      ALL OTHER FEES. The aggregate fees billed for services rendered to us by KPMG LLP, other than the audit services, audit-related services, and tax services, were $0 for the 2003 fiscal year and $0 for the 2002 fiscal year.

      PRE-APPROVAL POLICY. The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by its independent auditor or other registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to completion of the audit.

                         COST OF SOLICITATION OF PROXIES

      We will pay the cost of this solicitation. We may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

                              STOCKHOLDER PROPOSALS

      A stockholder proposal intended for inclusion in the proxy statement and form of proxy for the Annual Meeting of Stockholders of the Company to be held in 2005 must be received by the Company before March 29, 2005, at its executive offices, Attention: Brent Larson. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2005 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after March 29, 2005.

      A stockholder who wishes to nominate a candidate for election to the Board of Directors must follow the procedures set forth in Article III, Section 2 of our By-Laws. A copy of these procedures is available upon request from the Company at 425 Metro Place North, Suite 300, Dublin, Ohio 43017-1367, Attention:
Brent Larson. In order for a stockholder to nominate a candidate for the Board of Directors election at the 2005 Annual Meeting, notice of the nomination must be delivered to the Company's executive offices, Attention: Brent Larson, before March 29, 2005.

                                 OTHER BUSINESS

      The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

                                                                      Appendix A

                              NEOPROBE CORPORATION

                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

                          As amended on April 30, 2004

PURPOSE

      The purpose of the Audit Committee (the "Committee") of the Board of Directors of Neoprobe Corporation (the "Company") is to oversee the accounting and financial reporting processes and the audits of the financial statements of the Company.

RESPONSIBILITIES

      In its capacity as a committee of the Board, the Committee will be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged, including resolution of disagreements between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Committee.

      The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor or other registered public accounting firm, subject to the de minimus exceptions for non-audit services described in
Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 (the "Exchange Act") that are approved by the Audit Committee prior to completion of the audit.

      The Committee is also appointed by the Board to assist the Board in, among other things:

      1.    monitoring the integrity of the financial statements of the Company;

      2. requiring that the independent auditor submits on a periodic basis, but at least annually, to the Committee a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the Board take, appropriate action to oversee the independence of the auditor;

      3.    establishing procedures for:

            a. the receipt, retention, and treatment of complaints by the listed issuer regarding accounting, internal accounting controls, or auditing matters, and

            b. the confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters;

      4. making such reports as are required by the Securities and Exchange Commission (the "SEC");

      5.    reviewing and approving related party transactions; and

      6. reviewing and assessing the adequacy of this charter, at least annually.

COMPOSITION

      The Audit Committee shall consist of at least three Directors, each of whom must:

      1. meet the criteria for independence set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934 and the Rule 10A-3(b)(1) promulgated thereunder;

      2. not have participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the past three years; and

      3. be able to read and understand financial statements, including a company's balance sheet, income statement, and cash flow statement.

      The members of the Committee shall be appointed by the Board and shall serve until their successors are appointed and qualified. Committee members may be replaced by the Board. If a Committee Chair is not designated or present, the members of the Committee may designate a Chair by a majority vote of the Committee membership. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, at least one member must be a financial expert as defined by Regulation S-K, Item 401(h)(2).

      The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

MEETINGS

      The Committee shall meet four times per year or more frequently as circumstances require. The Committee may require any officer or employee of the Company or the Company's inside or outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall keep written minutes of its meetings (which may, if needed to protect privilege, be confidential), and make regular reports to the Board. The Committee may not, however, knowingly cause the Company's counsel to make any disclosure in a manner that would cause a loss of the attorney-client privilege or a waiver of the work product doctrine.

AUTHORITY

      The Committee shall have all authority necessary to carry out its responsibilities, function, and processes under this charter. The Committee shall also have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

      The Company will provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

      1. compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

      2. compensation to any advisers employed by the Committee pursuant to authority granted by this charter; and

      3. ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

PROCESSES AND FUNCTIONS

      In fulfilling its responsibilities and in the exercise of its authority, the Committee shall also:

      QUARTERLY

      1. Review with management and the independent auditor the financial statement review completed by the independent auditor prior to the release of quarterly earnings.

      2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Quarterly Report on Form 10-Q with the SEC, including issues concerning significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management.

      3. Meet with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

      4. Review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal control.

      ANNUALLY

      1. Review and discuss the Company's annual audited financial statements with management and the independent auditor, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations, and approve or recommend to the Board for approval whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

      2. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

      3. Discuss with the independent auditor the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, Communications With Audit Committees, as amended ("SAS 61"), relating to the conduct of the audit.

      4. Review and discuss reports from the independent auditors submitted to the Committee under Section 10A(k) of the Exchange Act, which reports shall include:

                  a. all critical accounting policies and practices to be used;

                  b. all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and

                  c. other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

            5. Prepare and review the Audit Committee Report, for inclusion in the Company's annual proxy statement. The Audit Committee Report shall state whether the Audit Committee has:

                  a. reviewed and discussed the audited consolidated financial statements with management;

                  b. discussed with the independent auditor the matters required to be discussed by SAS 61, as amended;

                  c. has received the written disclosures and statement from the independent auditor required by Independence Standards Board Standard 1, as amended, and has discussed with the auditor the independence of the auditor; and

                  d. has recommended to the Board of Directors, based on the Committee's review and discussion of items a. through c. above, that the Company's consolidated financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

            6. Provide the Board with such individual information and assurances as are reasonably necessary to assure that each member is an independent director.

            7. Review with the Company's inside general counsel (if applicable) and principal outside counsel those legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

            8. Meet with the independent auditor and management of the Company prior to the conduct of the annual financial statement audit to review the planning and staffing of the audit.

            9. Review with the outside auditor any problems or difficulties the auditor may have encountered during the course of the audit. Such review should include:

                  a. any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

                  b.    any changes required in the planned scope of any audit;
                        and

                  c. an assessment of the accounting function, including the internal audit department, if one exists, and its and their responsibilities, budget and staffing.

            10. Review any management letter provided by the outside auditor, and the Company's response to that letter.

            11. Establish policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

            12. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

            13. Obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

            14. Review such other matters in relation to the financial affairs of the Company and its internal and external audits as the Board of Directors or the Committee considers appropriate.

            15. Meet at least annually with the chief financial officer, any senior internal auditing executive, and the outside auditor in separate executive sessions.

            16. Review and reassess the adequacy of this Committee's charter on an annual basis and recommend proposed changes to the Board of Directors for approval.

      While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

NEOPROBE CORPORATION          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints David C. Bupp and Brent L. Larson, and each of them, severally, with full power of substitution, as proxies for the undersigned, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock, par value $.001 per share, of Neoprobe Corporation held of record by the undersigned on June 1, 2004, at the Annual Meeting of Stockholders to be held on July 27, 2004, or any adjournment thereof, with all the power the undersigned would possess if present in person.

     THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF THE NOMINEES.


     1. To elect as a directors the nominees named below for a term of three years and until their successors are duly elected and qualified.

         NOMINEES:    REUVEN AVITAL
                      DAVID C. BUPP
                      JULIUS R. KREVANS, M.D.


         [   ]  FOR all nominees listed above (except as marked to the contrary)

         [   ]  WITHHOLD AUTHORITY to vote for all nominees listed above


         THE UNDERSIGNED MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE.

     2. To increase the authorized number of shares of the Company from 80,000,000 to 105,000,000, consisting of 100,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of preferred stock, $.001 par value.

         [   ]  FOR                 [   ]  AGAINST            [   ]  ABSTAIN


     3. To transact such other business as may properly come before the meeting or any adjournment thereof.


             (Continued, to be dated and signed, on the other side.)

                        (Continued from the other side.)


     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT THEREOF.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 ABOVE.

     The undersigned hereby acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated June 15, 2004, and a copy of the Company's 2003 Annual Report to Stockholders.

                                  Date:                                  , 2004
                                        ---------------------------------

                                  ---------------------------------------------
                                  Signature

                                  ---------------------------------------------
                                  Signature (if held jointly)


                                  IMPORTANT: Please sign exactly as name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporations should sign in their full corporate name by their president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.